EXHIBIT 10.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-12464 and 333-12518) and Form F-3 (No. 333-13480) of Netia Holdings S.A. of our report dated February 13, 2003 relating to the consolidated financial statements, which appears in Netia Holdings S.A. Annual Report on Form 20-F for the year ended December 31, 2002.







PricewaterhouseCoopers Sp. z o.o.





Warsaw, Poland

June 27, 2003